UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):					October 27, 2020

Cooper Tire & Rubber Company
(Exact name of registrant as specified in its charter)

Delaware			001-04329		34-4297750
(State or other jurisdiction of incorporation)			(Commission File Number)		(I.R.S Employer Identification No.)

701 Lima Avenue,	Findlay,	Ohio	419-	423-1321	45840
(Address of principal executive offices)			(Registrant's telephone number)		(Zip Code)

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $1 par value per share			CTB		New York Stock Exchange
(Title of Each Class)			(Trading Symbol)		(Name of Each Exchange on which Registered)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In August 2020, Cooper Tire & Rubber Company (the “Company”) announced that Gerald C. Bialek had been appointed to serve as interim Chief Financial Officer in connection with the resignation of the Company’s former Senior Vice President & Chief Financial Officer. On October 27, 2020, the Company’s Compensation Committee approved Mr. Bialek’s participation in the Company Change in Control Severance Pay Plan (Amended and Restated as of August 4, 2010) (“Severance Pay Plan”) as a result of his service as interim Chief Financial Officer.
In general, if benefits are triggered under the Severance Pay Plan, Mr. Bialek would be eligible to receive: his notionally earned but unpaid annual and long-term performance-based compensation; a pro-rated target amount of his other unearned annual and long-term performance-based compensation; cash severance equal to one times the sum of his base salary plus his target annual incentive award; up to one year of continued life, accident and health insurance benefits; up to one year of outplacement services for up to 15% of his base salary; and certain other already accrued benefits. Mr. Bialek would also generally receive certain assumption, accelerated vesting, and/or conversion or payout treatments for his time-based restricted stock units, all as specifically described under the terms of the Severance Pay Plan. Mr. Bialek’s benefits would be subject to the terms and conditions of the Severance Pay Plan, customary restrictive covenants and a release of claims by him in favor of the Company.
The foregoing is only a brief description of the material terms of the Severance Pay Plan, and it is qualified in its entirety by reference to the terms of the Severance Pay Plan, which is incorporated herein by reference from Exhibit 10.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
10.1 Cooper Tire & Rubber Company Change in Control Severance Pay Plan (Amended and Restated as of August 4, 2010) (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (Commission File No. 001-04329) filed August 6, 2010)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	Cooper Tire & Rubber Company
November 2, 2020	By: /s/ Jack Jay McCracken
Name: Jack Jay McCracken
Title: Vice President, Assistant General Counsel & Assistant Secretary